UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2016

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas		66612
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(785) 575-6300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Item 2.02. Results of Operations and Financial Condition.

On November 1, 2016, we issued a press release announcing our earnings for the period ended September 30, 2016. A copy of our November 1, 2016 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. We are also including our 2016 Third Quarter Earnings package, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The information furnished pursuant to this Item 2.02, including Exhibits 99.1 and 99.2, will not be incorporated by reference into any registration statement filed by us under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 7.01. Regulation FD Disclosure

On November 1, 2016, we also released an investor presentation. A copy of that investor presentation is attached hereto as Exhibit 99.3 and is available to the public on our website, http://www.WestarEnergy.com. Investors should note that we announce material financial information in Securities and Exchange Commission filings, press releases and public conference calls. In accordance with Securities and Exchange Commission guidance, we may also use the Investor Relations section of our website to communicate with investors about us. It is possible that the financial and other information we post there could be deemed to be material information. The information furnished pursuant to this Item 7.01, including information on our website, will not be incorporated by reference into any registration statement filed by us under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated November 1, 2016

Exhibit 99.2	2016 Third Quarter Earnings Package

Exhibit 99.3	Investor Update dated November 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAR ENERGY, INC.

Date:	November 1, 2016	By:	/s/ Larry D. Irick
		Name:	Larry D. Irick
		Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
Exhibit 99.1	Press Release dated November 1, 2016
Exhibit 99.2	2016 Third Quarter Earnings Package
Exhibit 99.3	Investor Update dated November 1, 2016